                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

     Barton M. Biggs, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Valerie Y. Lewis and Stefanie
V. Chang, his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                    /s/Barton M. Biggs
                                    ------------------------
                                    Barton M. Biggs

Date:  January 14, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

     Michael F. Klein, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Valerie Y. Lewis and Stefanie V. Chang, his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a President and a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                    /s/Michael F. Klein
                                    ------------------------------
                                    Michael F. Klein

Date:  January 20, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

     John D. Barrett, II, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Valerie Y. Lewis and Stefanie V. Chang, his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                    /s/John D. Barrett, II
                                    -----------------------------
                                    John D. Barrett, II

Date:  January 15, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

     Gerard E. Jones, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Valerie Y. Lewis and Stefanie
V. Chang, his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                    /s/ Gerald E. Jones
                                    ---------------------------
                                    Gerard E. Jones

Date:  January 14, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

     Andrew McNally, IV, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Valerie Y. Lewis and Stefanie V. Chang, his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                    /s/Andrew McNally, IV
                                    --------------------------
                                    Andrew McNally, IV

Date:  January 16, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

     Samuel T. Reeves, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Valerie Y. Lewis and Stefanie
V. Chang, his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                    /s/ Samuel T. Reeves
                                    --------------------------
                                    Samuel T. Reeves

Date:  January 14, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

     Fergus Reid, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Valerie Y. Lewis and Stefanie
V. Chang, his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                    /s/ Fergus Reid
                                    --------------------------
                                    Fergus Reid

Date:  January 22, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

     Frederick O. Robertshaw, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Valerie Y. Lewis and Stefanie V. Chang, his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                    /s/ Frederick O. Robertshaw
                                    -------------------------------
                                    Frederick O. Robertshaw

Date:  January 21, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                               POWER OF ATTORNEY

     Joanna M. Haigney, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr., Valerie Y. Lewis and Stefanie V. Chang, her true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Universal Funds, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as the treasurer of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                    /s/ Joanna M. Haigney
                                    ----------------------------
                                    Joanna M. Haigney

Date:  January 14, 1998